SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report:    April 3, 1997

               Date of Earliest Event Reported:    March 31, 1997


                                TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


            1-7258                                     75-1475224
            ------                                     ----------
   (Commission File Number)                (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600


ITEM 5.   OTHER EVENTS
          ------------

          (a) On March 31, 1997, Registrant issued a press release announcing fiscal third quarter charges to reposition its Joshua's Christian Stores chain.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number             Description
               -------   -----------------------------------

                99 Copy of press release announcing fiscal third quarter charges to reposition its Joshua's Christian Stores chain.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                   TANDYCRAFTS, INC.


Date:  March 31, 1997              By:/s/ Michael J. Walsh
                                      ----------------------
                                      Michael J. Walsh
                                      President



Date:  March 31, 1997              By:/s/ James D. Allen
                                      ----------------------
                                      James D. Allen
                                      Chief Financial Officer